                                                                   EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    ---------

                       STATEMENT OF ELIGIBILITY UNDER THE
                        TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                  OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) __


                       STATE STREET BANK AND TRUST COMPANY
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


          MASSACHUSETTS                                     04-1867445
(JURISDICTION OF INCORPORATION OR                        (I.R.S. EMPLOYER
ORGANIZATION IF NOT A U.S. NATIONAL BANK)                IDENTIFICATION NO.)

        225 Franklin Street, Boston, Massachusetts         02110
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

       John R. Towers, Esq.  Senior Vice President and Corporate Secretary
                225 Franklin Street, Boston, Massachusetts  02110
                                  (617)654-3253
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              ---------------------


                                (NAME OF ISSUER)
                                 --------------
                              SOLECTRON CORPORATION
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)


                (STATE)                                      (EIN)
               CALIFORNIA                                 94-2447045
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)


                               (ADDRESS OF ISSUER)
                               777 GIBRALTAR DRIVE
                               MILPITAS, CA 95035
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                              --------------------

                              (TYPE OF SECURITIES)
                          7 3/8% SENIOR NOTES DUE 2006
                         (TITLE OF INDENTURE SECURITIES)

                                     GENERAL

ITEM 1.   GENERAL INFORMATION.

          FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS SUBJECT.

               Department of Banking and Insurance of The Commonwealth of Massachusetts, 100 Cambridge Street, Boston, Massachusetts.

               Board of Governors of the Federal Reserve System, Washington, D.C., Federal Deposit Insurance Corporation, Washington, D.C.

ITEM 2.   AFFILIATIONS WITH OBLIGOR.

          IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

               The obligor is not an affiliate of the trustee or of its parent, State Street Boston Corporation.

               (See note on page 6.)

ITEM 3. THROUGH ITEM 15.     NOT APPLICABLE.

ITEM 16.  LIST OF EXHIBITS.

          LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
          ELIGIBILITY.

          1. A COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

               A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
               Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

               A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          3. A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2), ABOVE.

               A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

          4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

               A copy of the by-laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with the Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

          5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

               Not applicable.

          6.   THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
          SECTION 321(B) OF THE ACT.

               The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

               A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.


                                      NOTES

          In answering any item of this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

          The answer furnished to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.



                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston and The Commonwealth of Massachusetts, on the 18TH DAY OF APRIL, 1996.

                                   STATE STREET BANK AND TRUST COMPANY


                                   By:  /s/ E. Decker Adams
                                        ------------------------------
                                        E. DECKER ADAMS
                                        VICE PRESIDENT

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by SOLECTRON CORPORATION of its 7 3/8% SENIOR NOTES DUE 2006, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   STATE STREET BANK AND TRUST COMPANY


                                   By:  /s/ E. Decker Adams
                                        ------------------------------
                                        E. DECKER ADAMS
                                        VICE PRESIDENT

DATED:  APRIL 18,  1996

                                    EXHIBIT 7

Consolidated Report of Condition of State Street Bank and Trust Company of Boston, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business DECEMBER 31, 1995, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172, Section 22(a).



                                                                                                       Thousands of
ASSETS                                                                                                 Dollars

Cash and balances due from depository institutions:
       Noninterest-bearing balances and currency and coin. . . . . . . . . . . . . . . . . . .            1,331,827
       Interest-bearing balances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            5,971,326
Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,325,054
Federal funds sold and securities purchased
       under agreements to resell in domestic offices
       of the bank and its Edge subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . .            5,436,994
Loans and lease financing receivables:
       Loans and leases, net of unearned income. . . . . . .      4,308,339
       Allowance for loan and lease losses . . . . . . . . .         63,491
       Loans and leases, net of unearned income and allowances . . . . . . . . . . . . . . . .            4,244,848
Assets held in trading accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,042,846
Premises and fixed assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              374,362
Other real estate owned. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,223
Investments in unconsolidated subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .               31,624
Customers' liability to this bank on acceptances outstanding . . . . . . . . . . . . . . . . .               57,472
Intangible assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               68,384
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              670,058
                                                                                                       ------------

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           25,558,018
                                                                                                       ------------
                                                                                                       ------------

LIABILITIES

Deposits:
       In domestic offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            6,880,231
              Noninterest-bearing. . . . . . . . . . . . . .      4,728,115
              Interest-bearing . . . . . . . . . . . . . . .      2,152,116
       In foreign offices and Edge subsidiary. . . . . . . . . . . . . . . . . . . . . . . . .            9,607,427
              Noninterest-bearing. . . . . . . . . . . . . .         28,265
              Interest-bearing . . . . . . . . . . . . . . .      9,579,162
Federal funds purchased and securities sold under
       agreements to repurchase in domestic offices of
       the bank and of its Edge subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . .            5,913,969
Demand notes issued to the U.S. Treasury and Trading Liabilities . . . . . . . . . . . . . . .              530,406
Other borrowed money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              493,191
Bank's liability on acceptances executed and outstanding . . . . . . . . . . . . . . . . . . .               57,387
Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              620,287
                                                                                                       ------------

Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           24,102,898
                                                                                                       ------------

EQUITY CAPITAL
Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               29,176
Surplus  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              228,448
Undivided profits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,197,496
                                                                                                       ------------

Total equity capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,455,120

Total liabilities and equity capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           25,558,018
                                                                                                       ------------
                                                                                                       ------------

I, Rex S. Schuette, Senior Vice President and Comptroller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                             Rex S. Schuette


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                             David A. Spina
                                             Marshall N. Carter
                                             Charles F. Kaye

          5. A COPY OF EACH INDENTURE REFERRED TO IN ITEM 4. IF THE OBLIGOR IS IN DEFAULT.

               Not applicable.

          6.   THE CONSENTS OF UNITED STATES INSTITUTIONAL TRUSTEES REQUIRED BY
          SECTION 321(B) OF THE ACT.

               The consent of the trustee required by Section 321(b) of the Act is annexed hereto as Exhibit 6 and made a part hereof.

          7. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

               A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                      NOTES

          In answering any item of this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter of the obligor, the trustee has relied upon the information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

          The answer to Item 2. of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.


                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, State Street Bank and Trust Company, a corporation duly organized and existing under the laws of The Commonwealth of Massachusetts, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston
and The Commonwealth of Massachusetts, on the   18TH DAY OF APRIL, 1996.

                                        STATE STREET BANK AND TRUST COMPANY


                                        By:  /s/ E. DECKER ADAMS
                                           --------------------------------
                                             E. DECKER ADAMS
                                             VICE PRESIDENT

                                    EXHIBIT 6


                             CONSENT OF THE TRUSTEE

          Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the proposed issuance by SOLECTRON CORPORATION of its 7 3/8% SENIOR NOTES DUE 2006, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                        STATE STREET BANK AND TRUST COMPANY

                                        By:  /s/ E. DECKER ADAMS
                                           --------------------------------
                                             E. DECKER ADAMS
                                             VICE PRESIDENT


DATED:  APRIL 18, 1996


                                        3